UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GASCO ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.envisionreports.com/GSX Step 1: Go to www.envisionreports.com/GSX to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Gasco Energy, Inc. Meeting Notice 01CDVC + + Important Notice Regarding the Availability of Proxy Materials for the Gasco Energy, Inc. Shareholder Meeting to be Held on July 20, 2011 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Gasco Energy, Inc. annual shareholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 13, 2011 to facilitate timely delivery. IMPORTANT ANNUAL MEETING INFORMATION C O Y 1234 5678 9012 345 C 1234567890 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/GSX. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Gasco Energy, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 13, 2011. Gasco Energy, Inc. Meeting Notice Gasco Energy, Inc.’s Annual Meeting of Shareholders will be held on July 20, 2011, at The Denver Athletic Club, 1325 Glenarm Pl, Denver CO 80204, at 9:00 AM MOUNTAIN DAYLIGHT TIME. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, FOR Proposals 2, 4 and 5, and for the ONE YEAR Option in Proposal 3: 1. Election of six (6) Directors to serve on the Board of Directors: Richard J. Burgess, Charles B. Crowell, W. King Grant, Richard S. Langdon, John A. Schmit and Steven D. (Dean) Furbush 2. Advisory vote to approve the compensation of the Company’s Named Executive Officers. 3. Advisory vote on the frequency (every one, two or three years) with which an advisory vote on the compensation of the Company’s Named Executive Officers should be held. 4. Approval of the Gasco Energy, Inc. 2011 Long-Term Incentive Plan. 5. Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. 6. To transact such other business as may properly come before such meeting or any adjournment(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01CDVC Directions to the Gasco Energy, Inc. 2011 Annual Meeting Directions: At the intersection of N Speer Blvd and W Colfax Ave (287) Proceed EAST on Colfax to Glenarm LEFT (NORTH EAST) Note: The company suggests using Mapquest or a similar resource for directions specific to your starting point.